Regions®

FORWARD-LOOKING STATEMENT

The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

Regions

STRONG START TO 2004

Net Income *(in millions)*


$158.6
$168.5
1Q03
1Q04

Revenues *(in millions)*


$691.6
$731.7
1Q03
1Q04

Net charge-offs*


0.25%
0.17%
1Q03
1Q04

* *As a percentage of average loans, annualized*

- Record quarterly earnings of $168.5 million, or 75 cents per diluted share, up 5.6 percent over 2003 and 11 percent linked-quarter, annualized
- Revenue growth of 5.8 percent over 2003 and 11.7 percent linked-quarter, annualized – driven by EquiFirst and Morgan Keegan
- Lowest quarterly net charge-offs since 1996 at $13.5 million, or an annualized 0.17 percent of average loans

Regions

IMPROVING CREDIT QUALITY

Past Due Loans >30 days
as a percentage of outstanding loans



2.0%
1.6%
1.2%
0.8%
0.4%
0.0%
1.68%
1.49%
1.51%
1.20%
0.91%
1999
2000
2001
2002
3/31/04

Non-Performing Assets
Including loans past due greater than 90 days
$ in millions



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$384.8
$359.8
$357.7
$338.6
$281.6
1Q03
2Q03
3Q03
4Q03
1Q04

Regions

REAPING REWARDS OF LOW-COST DEPOSIT ACQUISITION CAMPAIGN

- Low-cost deposit growth of 7.1% linked quarter, annualized, in first quarter
- Goal of opening 250,000 new DDA accounts in 2004; opened 55,000 in the first quarter
- Increased transaction account open/close ratio from .99 at beginning of year to 1.4 at March 31.
- Utilizes products like free checking and free billpay with direct deposit

Regions

SUPERIOR NET INTEREST MARGIN MANAGEMENT



Regions
Peers
Basis Point Change
14
10
6
2
-2
-6
-10
-14
1Q03 vs. 2Q03
2Q03 vs. 3Q03
3Q03 vs. 4Q03
4Q03 vs. 1Q04

** Peer Group includes AmSouth, BB&T, Comerica, Compass, Fifth Third, Huntington Bancshares, National Commerce, SouthTrust, Wachovia*

Regions

WELL-POSITIONED BALANCE SHEET

PERCENTAGE CHANGE IN INVESTMENT SECURITIES PORTFOLIO



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
Regions
Peers
1Q03 vs. 2Q03
2Q03 vs. 3Q03
3Q03 vs. 4Q03
4Q03 vs. 1Q04

** Peer Group includes AmSouth, BB&T, Comerica, Compass, Fifth Third, Huntington Bancshares, National Commerce, SouthTrust, Wachovia*

Regions

MORGAN KEEGAN PRODUCES OUTSTANDING

1ST QUARTER

Revenue
(in millions)



$159.9
$176.5
1Q03
1Q04

Net Income
(in millions)



$16.4
$20.9
1Q03
1Q04

- Revenue growth of 10.4% and net income growth of 27.3% over 1Q03
- Second successful offering of a closed-end fund completed in 1Q04 generating approximately $10 million in revenues
- 16 thousand new accounts opened in the quarter
- Average assets per financial advisor up to $59.4 million compared to $46.0 million one year ago

Regions

SOLID MORTGAGE PERFORMANCE BENEFITTING FROM BALANCED OPERATIONS

Regions Mortgage



$14.6
$15.2
$12.8
$6.5
$4.3
1Q03
2Q03
3Q03
4Q03
1Q04

EquiFirst



$7.2
$8.0
$7.7
$8.5
$9.2
1Q03
2Q03
3Q03
4Q03
1Q04

Net Income

($ in millions)

Regions

CREATING A NEW REGIONAL FORCE IN BANKING AND FINANCIAL SERVICES

UNION PLANTERS BANK

Regions

A NEW REGIONAL FORCE IN BANKING AND FINANCIAL SERVICES

Distribution Strength
- 5mm Customers
- 1,400 Branches
- 1,700 ATMs
- 1,225 Financial Advisors
- 450K Online Customers



IA
IL
IN
MO
KY
VA
NC
TN
AR
SC
MS
GA
AL
TX
LA
FL
Regions
Union Planters
Morgan Keegan
Rebsamen

UNION PLANTERS BANK

Regions

TOP TEN PRO FORMA MARKETS

State	Branches (No.)	Deposits ($mm)[1]	Mkt Share (%)	Rank (No.)	Cumulative % of Franchise
Alabama	197	10,310	17.1	1	19.0
Tennessee	222	8,495	9.8	3	34.7
Florida	144	6,907	2.6	6	47.5
Georgia	137	5,783	4.6	5	58.2
Arkansas	118	4,500	11.0	1	66.5
Louisiana	110	4,037	7.7	4	74.0
Illinois	75	2,665	1.0	17	78.9
Missouri	78	2,615	2.9	6	83.7
Mississippi	112	2,465	7.5	4	88.3
Texas	58	2,192	0.7	16	92.3

MSA					
Memphis	58	4,153	17.3	2	7.7
Miami	47	3,455	6.2	7	14.1
St. Louis	77	3,281	6.7	4	20.2
Atlanta	54	2,531	3.4	6	24.9
Mobile	40	2,459	36.9	1	29.4
Birmingham	37	2,051	11.0	4	33.2
Little Rock	31	1,797	20.9	1	36.5
Nashville	44	1,565	7.7	4	39.4
Montgomery	23	1,492	33.6	1	42.2
New Orleans	32	1,357	7.4	4	44.7

Regions | Union Planters | Regions / Union Planters

Note:
1 As of and for year ended 12/31/03

UNION PLANTERS BANK

Regions

COMPATIBLE CORPORATE CULTURE

	Regions	Union Planters
Similar Customer Base	✓	✓
Approach		
Community Banking	✓	✓
Superior Customer Service	✓	✓
Organization		
Geography	✓	✓
Business Lines	✓	✓
Uniform Processes	✓	✓

UNION PLANTERS BANK

Regions

STRATEGY

- Maximize capital generation in our high return mid-south markets through cost / scale advantages
- Leverage scale and breadth of combined organizations to:
  - Invest in our high growth markets;
  - Overlay proven ability of Morgan Keegan to leverage enhanced retail footprint; and
  - Maximize merger synergies
- Accelerate improving credit trends at Union Planters
  - Leverage Regions' proven credit culture and results
- Integrate intelligently and carefully by focusing on our customers, associates, and communities

UNION PLANTERS BANK

Regions

REGIONS' STRONG CREDIT CULTURE ACCELERATES CREDIT LEVERAGE IN UNION PLANTERS' FRANCHISE

Credit Quality Ratios[1]

(Dollars in Millions)	Regions	Union Planters	Combined
Allowance	$456	$309	$765
NPLs	202	196	398
NPAs	248	252	500
Allowance / NPAs	184	122	153
NPAs / Assets	0.51	0.80	0.62
NCOs / Avg. Loans	0.17	0.73	0.40

Note:
1 As of and for quarter ended 3/31/04

Pre-Tax Net Income / EPS Impact from Improvement in Union Planters' Credit Quality



1.6% of Pro Forma EPS
$22mm
3.2% of Pro Forma EPS
$44mm
4.9% of Pro Forma EPS
$66mm
10bps
20bps
30bps
Net Charge-Off Ratio Improvement

UNION PLANTERS BANK

Regions

MORGAN KEEGAN - LEADING REGIONAL BROKERAGE PLATFORM

Morgan Keegan and Regions

- 147 brokerage locations in 15 states and Canada
- 900 financial advisors
- Brokerage assets of $40 billion
- Trust assets of $22 billion
- Presence in 90 Regions bank branches

+

Union Planters

- 717 bank branches
- Approx. 384 series 6 / 7 brokers
- Brokerage assets of $2 billion
- Trust assets of $8.6 billion
- Potential for Morgan Keegan expansion into the Union Planters branch network

Morgan Keegan Footprint		Union Planters Footprint
States[1]	Offices	Branches
GA	24	–
AL	23	19
LA	18	23
AR	17	24
TN	14	174
TX	14	15
FL	16	72
KY	6	27
MS	1	111
IL	1	81
MO	–	79
IN	–	71
IA	–	21



Note:
1 Not included are offices in MA (1), NC (6), NY (2), PA (1), VA (2) and Canada (1)

UNION PLANTERS BANK

Regions

PROVEN ABILITY TO LEVERAGE ENHANCED RETAIL FOOTPRINT

Retail Brokerage Revenue Per Financial Advisor
($ in Thousands)


23% CAGR
$239
$183
$320
$155
$362
$161
2001
2002
2003

Average Brokerage Assets Per Financial Advisor
($ in Millions)


17% CAGR
$43
$15
$44
$15
$59
$13
2001
2002
2003

Regions   Union Planters

UNION PLANTERS BANK

Regions

THE PAST 90 DAYS....

- **Transition-Related Activity**
  - Created management oversight over all aspects of the merger process
  - Staffed Project Management Office (PMO), Transition Leadership Team, and Merger Integration Team
  - Conducted cultural survey to enhance understanding and communication between our two organizations
  - Engaged Accenture and KPMG to assist in project management and risk management, respectively
  - Reaffirmed cost savings expectations of $200 million
- **Organizational Activity**
  - Named over 100 managerial positions including the leader of each functional unit
  - Developed credit approval process for combined organization
  - Completed the vast majority of core systems decisions
  - Developed and announced plan to merge mortgage operations
  - All lines of business and functional and support areas have developed and presented first draft of their target operating model - the initial step in developing the future vision of the combined company

UNION PLANTERS BANK

Regions

KEY MILESTONES FOR NEXT SIX MONTHS

- Regulatory approvals
- Target close of merger – mid-year
- Certain departments targeted to function as one unit starting date of close (e.g., Human Resources and Accounting)
- Finalization of the combined organizational chart
- Finalization of systems decisions
- Development of combined banking product set
- Finalization of all Target Operating Models
- Branch closing decisions
- Assimilation of all brokerage activities into Morgan Keegan
- Mortgage company operating as one company by year end

UNION PLANTERS BANK

Regions

WHY ARE WE CONFIDENT IN EXECUTION OF INTEGRATION PLAN?

- Mitigated integration risks
  - Conservative cost savings assumptions
  - Minimal overlap in our branch footprints
  - Investment by both organizations in recent years in people, many with large-bank merger experience, and systems
  - Three year phase-in plan
- Rick Horsley and Bobby Doxey, executives with years of operational and merger experience, driving the process
- Full-time commitment of 17 of our best people driving the process and promoting communication through the merger integration team

CREATING SIGNIFICANT SHAREHOLDER VALUE

- Pro forma cash accretion of over 5% for both companies by 2005
- Projected annual cost savings of $200 million per year by 2007
- Disciplined management based on capital allocation
- Creation of #1 franchise in the six state mid-South region with strong distribution and product capabilities
- Morgan Keegan is excited to leverage all 15 states in the combined footprint
- Mortgage will be "right-sized" for more efficient, effective operation
- Currently trading at a discount to peer group
- Dividend yield of approximately 4.75%
- Successful execution is our top priority

UNION PLANTERS BANK

Regions